AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
December 2014

For the month of December 2014, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.10% and a net return of 0.07%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.09% for the month.

December gross relative performance: 0.01%

Performance for periods ended December 31, 2014 (Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.83%	6.56%	3.04%	4.79%	5.16%
HIT Total Net Rate of Return	1.72%	6.10%	2.60%	4.34%	4.72%
Barclays Capital Aggregate Bond Index	1.79%	5.97%	2.66%	4.45%	4.71%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Poor performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, with excess returns of -38 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 23.3% of the index as of December 31, 2014.

●
Mixed performance by agency multifamily mortgage-backed securities (MBS). Spreads to Treasuries for FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificates tightened by about 2 and 4 basis points (bps), respectively. Fannie Mae multifamily DUS securities spreads varied by structure, with 10/9.5 “benchmark” DUS and intermediate duration 7/6.5s each widening by 1 bp and shorter 5/4.5s tightening by 0.5 bps.  The HIT had 22.1% of its portfolio invested in DUS securities across various structures as of the end of December, whereas the Barclays Aggregate does not hold DUS securities.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 2, -6, -14, and -85 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.

AFL-CIO HOUSING INVESTMENT TRUST                              December 2014 Performance Commentary

Approximately 94% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee compared to less than 72% for the Barclays Aggregate at the end of December.

●
The portfolio’s relative short duration as interest rates rose across the Treasury yield curve with the exception of the 30-year maturity.  Two-, 5-, and 10-year rates rose by 19, 17, 1 bps, respectively while the 30-year fell by 14 bps.

Negative contributions to the HIT’s performance included:

●
The portfolio’s underweight to Treasuries as this sector posted the second highest total return in all the major sectors.  The HIT ended the year with a 9.1% allocation versus 35.8% for the Barclays Aggregate.

●
Strong performance by agency single family MBS (RMBS), the best performing major sector in the index with excess returns of 5 bps.  The HIT is underweight in RMBS with an allocation of 26.2% versus 28.8% in the Barclays Aggregate at the end of December.

December 2014 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.14%	0	5.58
Agencies	-0.36%	-34	4.16
Single family agency MBS (RMBS)	0.15%	5	4.34
Corporates	0.06%	-38	7.25
Commercial MBS (CMBS)	-0.15%	0	4.29
Asset-backed securities (ABS)	-0.22%	0	2.54
Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	11/30/14	12/31/14	Change
1 Month	0.038%	0.015%	-0.023%
3 Month	0.013%	0.041%	0.028%
6 Month	0.068%	0.119%	0.051%
1 Year	0.119%	0.216%	0.097%
2 Year	0.470%	0.666%	0.196%
3 Year	0.850%	1.071%	0.222%
5 Year	1.481%	1.654%	0.172%
7 Year	1.881%	1.972%	0.091%
10 Year	2.165%	2.172%	0.007%
30 Year	2.890%	2.752%	-0.137%
               Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.